UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2007

EXTERRAN PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33078 (Commission File Number)	22-3955108 (IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
(713) 335-7000
Registrant’s telephone number, including area code
UNIVERSAL COMPRESSION PARTNERS, L.P.
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01.      Entry into a Material Definitive Agreement.
     Introduction
     On August 20, 2007, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 5, 2007, as amended, by and among Exterran Holdings, Inc. (formerly known as Iliad Holdings, Inc.) (“Exterran Holdings”), Hanover Compressor Company, a Delaware corporation (“Hanover”), Universal Compression Holdings, Inc., a Delaware corporation (“Universal”), Hector Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Exterran Holdings (“Hanover Merger Sub”), and Ulysses Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Exterran Holdings (“Universal Merger Sub”), Universal Merger Sub merged with and into Universal (the “Universal Merger”) and Hanover Merger Sub merged with and into Hanover (the “Hanover Merger” and together with the Universal Merger, the “Mergers”). As a result of the Mergers, each of Universal and Hanover became a wholly owned subsidiary of Exterran Holdings. Immediately following the completion of the Mergers, Universal merged with and into Exterran Holdings.
     Amended and Restated Omnibus Agreement
     On August 20, 2007, in connection with the closing of the Mergers, Exterran Partners, L.P. (formerly known as Universal Compression Partners, L.P.) (the “Partnership”) entered into an Amended and Restated Omnibus Agreement with Exterran Holdings, Exterran, Inc. (formerly known as Universal Compression, Inc.), UCO GP, LLC, UCO General Partner, LP, EXLP Operating LLC (formerly known as UCLP Operating LLC) and Exterran Energy Solutions, L.P. The Amended and Restated Omnibus Agreement governs several relationships between the Partnership and Exterran Holdings, including:
1.	Certain agreements not to compete between Exterran Holdings and its affiliates, on the one hand, and the Partnership and its affiliates, on the other hand;

2.	Exterran Holdings’ obligation to provide all operational staff, corporate staff and support services reasonably necessary to run the Partnership’s business and the Partnership’s obligation to reimburse Exterran Holdings for the provision of such services, subject to certain limitations;

3.	The terms under which Exterran Holdings, the Partnership and their respective affiliates may transfer compression equipment among one another to meet their respective compression services obligations;

4.	The terms under which the Partnership may purchase newly-fabricated compression equipment from Exterran Holdings’ affiliates;

5.	Exterran Holdings’ grant of a license of certain intellectual property to the Partnership, including the Partnership’s logo; and

6.	Exterran Holdings’ obligation to indemnify the Partnership for certain liabilities and the Partnership’s obligation to indemnify Exterran Holdings for certain liabilities.
     Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 20, 2007, the Partnership amended its certificate of limited partnership to change its name to Exterran Partners, L.P. The Partnership’s certificate of amendment to its certificate of limited partnership is filed as Exhibit 3.1 and incorporated herein by reference.
     Item 8.01.      Other Events.
     In connection with the name change discussed in Item 5.03, effective August 21, 2007 the Partnership’s new CUSIP number is 30225N 105, and the Partnership’s new trading symbol is “EXLP.”

     On August 20, 2007, the Partnership issued a press release announcing the name change and its new trading symbol. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Item 9.01.      Financial Statements and Exhibits.
     (d)      Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Limited Partnership of Universal Compression Partners, L.P., dated as of August 20, 2007.

99.1	Press Release of the Partnership, dated August 20, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.
	By:	UCO General Partner, LP, its
general partner

	By:	UCO GP, LLC, its general partner
(Registrant)

Date: August 24, 2007	By:	/s/ Daniel K. Schlanger
Daniel K. Schlanger
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Limited Partnership of Universal Compression Partners, L.P., dated as of August 20, 2007.

99.1	Press Release of the Partnership, dated August 20, 2007.